Cost of Sales (Table) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Cost Of Sales
Time charter, voyage and port terminal expenses	$ 64,028	$ 63,901	$ 55,419
Direct vessel expenses	80,996	72,420	60,794
Cost of products sold-liquid port terminal	19,288	4,845	13,328
Depreciation and amortization	38,407	35,989	34,957
Impairment losses (Note 10)	1,651	3,195	19,396
Total cost of sales	$ 204,370	$ 180,350	$ 183,894